Earning (Loss) Per Share	12 Months Ended
Dec. 31, 2021
Disclosure of earnings per share [text block] [Abstract]
EARNING (LOSS) PER SHARE

NOTE 14 – EARNING (LOSS) PER SHARE:

Basic net earning (loss) per share is computed by dividing net earnings (loss) attributable to ordinary shareholders of Medigus Ltd. by the weighted average number of ordinary shares outstanding for the reporting periods.

Diluted net earning (loss) per share is computed by dividing the basic net loss per share including adjustment of the dilutive effect of the Company’s revaluation of warrants, by the weighted-average number of ordinary shares and the potential dilutive ordinary shares outstanding during the period. Diluted shares outstanding include the dilutive effect of in-the-money options using the treasury stock method. For the year ended December 31, 2020 the Company reported a net loss, therefore does not have dilutive securities. For the year ended on December 31, 2021, the Company reported net earnings. Nevertheless, all the warrants and options that might be exercised by others into Medigus shares are out of the money, therefore have not dilutive effect.

The following table presents the numerator and denominator of the basic and diluted net loss per share computations:

	Year ended December 31,
	2021	2020	2019
Numerator (USD in thousands):
Net earnings (loss) attributable to Medigus Ltd.	6,794	(4,325)	(14,178)

Denominator (in thousands):
Weighted average number of ordinary shares used for basic and diluted earnings (loss) per share calculation	460,717	133,445	78,124

Net earnings (loss) per share attributable to Medigus Ltd. (USD):
Basic	0.01	(0.03)	(0.18)
Diluted	0.01	(0.03)	(0.18)